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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 30, 2000


                        SELECT MEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its chapter)


       New York                           000-24706              13-3415331

(State or other jurisdiction of      (Commission File No.)    (IRS Employer
incorporation or organization)                               Identification No.)

                      44E. 32nd Street, New York, NY 10016

               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (212) 251-8796



                      666 Third Avenue, New York, NY 10015
              (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     On October 13, 1995, Select Media Communications, Inc. (the "Registrant") filed a voluntary petition for reorganization pursuant to Chapter 11 of Title 11 of the United States Bankruptcy Code. Ernst & Young LLP did not provide any services, including services as auditor, to the Registrant after October 13, 1995. The Registrant did not formally notify Ernst & Young LLP that the client-auditor relationship had ceased until October 30, 2000. Before the Registrant's formal notice to Ernst & Young LLP, on February 1, 2000, the Registrant engaged Marcum & Kleigman, LLP as its new independent auditors to audit the Registrant's financial statements.




1(a)(1)          Change of independent accountants



         (i) On October 30, 2000, the Board of Directors of Select Media Communications, Inc. adopted a resolution to formally notify the independent accounting firm of Ernst & Young LLP that the client-auditor relationship between Select Media Communications, Inc. and Ernst & Young LLP had ceased.

         (ii) The last report issued by Ernst & Young LLP on the consolidated financial statements of the Registrant related to the Registrant's fiscal year ended December 31, 1994. Such report was issued on March 22, 1995 and Ernst & Young LLP's opinion was modified as to the uncertainty of the Registrant to continue as a going concern. Ernst & Young has not issued any reports on the Registrant's consolidated financial statements since the March 22, 1995 report.

         (iii) The decision to change accountants was recommended by the Registrant's Board of Directors.



         (iv)     (A) In connection with the audit of the Registrants'
                      consolidated financial statements for the year ended December 31, 1994 and during any subsequent interim periods up to October 30,



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                           2000, there have been no disagreements with Ernst &
                           Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with their report.


                  (B)      Not applicable.

(a)(2)   Engagement of new independent accountants


         (i) On February 1, 2000, the Registrant's Board of Directors formally engaged Marcum & Kliegman LLP, 130 Crossways Park Drive, Woodbury, New York as its new independent auditors ("M&K") to audit the Registrant's financial statements. Neither the Registrant, nor any person on the Registrant's behalf during the two most recent fiscal years and the subsequent interim periods prior to the engagement of M&K, consulted with M&K with regard to any of the matters listed in Regulation S-B Items 304(a)(2)(i) or (ii).



(a)(3) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Ernst & Young LLP letter to the Securities and Exchange Commission, dated December 21, 2000, is filed as Exhibit 16 to this Form 8-K.


(b) None of the conditions listed in Regulation S-B Item 304(b) exist in this matter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT AND EXHIBITS

Exhibit 16.        Letter from Ernst & Young LLP regarding agreement with
                  statements by Registrant in response to Item 304(a) of Regulation S-B.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SELECT MEDIA COMMUNICATIONS, INC.


                                      By:    /s/ MITCH GUTKOWSKI
                                             ----------------------------------
                                               Mitch Gutkowski, President




Date:  December 21, 2000